LOAN RECEIVABLE	6 Months Ended
Jun. 30, 2026
Loan Receivable [Abstract]
LOAN RECEIVABLE

4.	LOAN RECEIVABLE

Loan receivable as of June 30, 2026 totals $2,101,400, consisting of outstanding loan principal, financing fee and accrued interest due from Solarlink Group Inc., a third party, under multiple loan agreements originally dated March 16, 2026. The aggregate original loan principal amounted to $2,000,000, bearing interest at 1% per month, plus an applicable financing fee. The loan is secured by certain financed goods held by the borrower. Subsequent to origination, the parties executed written loan-extension agreements to extend the contractual repayment term of the loans. As of June 30, 2026, management assessed collectability and determined no allowance for credit losses was required against this receivable.